                                        SECURITIES AND EXCHANGE COMMISSION
                                             Washington, D.C. 20549

                                                     FORM 8-K

                                                  CURRENT REPORT

                                            Pursuant to Section 13 or 15(d)
                                       of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2003

                                Frontier Airlines, Inc.
                 (Exact name of registrant as specified in its charter)

         Colorado                           0-24126                         84-1256945
 (State of Incorporation)           (Commission File Number)             (I.R.S. Employer
                                                                        Identification No.)

       7001 Tower Road, Denver, Colorado                                      80249
    (Address of principal executive offices)                                (Zip Code)

               (720) 374-4200
      (Registrant's telephone number)

Item 7.  Financial Statements and Exhibits.

99.1     Press Release dated October 30, 2003, entitled "Frontier Airlines Reports Fiscal
         Second Quarter 2004 Results".

Item 12.  Results of Operations and Financial Condition.

         On October 30, 2003,  Frontier  Airlines,  Inc. issued a press release  announcing its financial  results for its first fiscal quarter  ending  September 30, 2003.  The press release dated October 30, 2003  entitled  "Frontier  Airlines  Reports  Fiscal Second
         Quarter 2004 Results" is attached hereto as Exhibit 99.1.

                                            SIGNATURE

         Pursuant to the  requirements of the Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                     FRONTIER AIRLINES, INC.

Date: October 30, 2003                               By: /s/  Jeff S. Potter
                                                     Its:  President and CEO

                                                     By: /s/  Paul H. Tate
                                                     Its:  CFO